FORM 8-K


                     SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 27, 2003


                    Structured Asset Mortgage Investments, Inc.
                 Mortgage Pass-Through certificates, Series 1998-9
              (Exact name of registrant as specified in its charter)



    Delaware               33-44658                      13-3633241
(State or other     Commission File Number)   (IRS Employer Identification No.)
 Jurisdiction of
 incorporation)



                 245 Park Avenue, New York, New York             10167
                (Address of principal executive offices)     (Zip Code)



Registrant's telephone number, including area code:  (212) 272-2000



                          Not Applicable
Former name or former address,  if changed since last report.





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Item 5.       Other Events.


     1. A distribution was made to the Certificateholders of the Structured Asset Mortgage Investments, Inc. Mortgage Pass-Through Certificates, Series 1998-9, on January 27, 2003. The distribution was made pursuant to the provisions of a Pooling and Servicing Agreement dated October 28, 1998, between and among Bear Stearns Mortgage Securities Inc., as Seller, Norwest Bank Minnesota, N.A. and as Master Servicer and Norwest Bank Minnesota, N.A., as Trustee.





Item 7.       Financial Statements and Exhibits.


      c)       Exhibits.


              (28.40) January 27, 2003 - Information on Distribution to
                                       Certificateholders.




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SIGNATURE





Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                 Structured Asset Mortgage Investments Inc.
                                                     (Registrant)






Date:   February 15, 2003               By:   /S/Samuel Molinaro
                                               Samuel Molinaro
                                               Treasurer and Secretary




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                                  Structured Asset Mortgage Investments, Inc.


                                                     FORM 8-K


                                                  CURRENT REPORT


Exhibit Index





Exhibit No.              Description


     (28.40)                  January 27, 2003 - Information on
                              Distribution to Certificateholders






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             January 27, 2003 - INFORMATION ON DISTRIBUTION EXHIBIT 28.40
                                 TO CERTIFICATEHOLDERS



Structured Asset Mortgage Investments, Inc
Mortgage Pass-Through Certificates, Series 1998-9



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                      Principal Amt.
           Original    Outstanding                                                                    Ending
Certifica Principal      Prior to      Interest      Interest       Principal         Total         Certificate
  Class     Amount     Distribution      Rate      Distribution    Distribution   Distribution        Balance

IP           $78,275      $27,704.17     0.000000%         $0.00       $6,155.48      $6,155.48         $21,548.69
1-A-1     167,900,000   43,680,492.15    6.250000%     227,502.56    6,270,595.34 $6,498,097.90     $37,409,896.81
1-A-2       4,916,350               0    6.250000%              0               0         $0.00              $0.00
1-A-3      19,878,450   19,878,450.00    6.250000%     103,533.59               0   $103,533.59     $19,878,450.00
1-X                 0               0    0.000000%       9,003.56               0     $9,003.56              $0.00
1-B-1       3,379,300    3,194,565.81    6.250000%      16,638.36        4,513.36    $21,151.72      $3,190,052.45
1-B-2         994,001      939,661.59    6.250000%       4,894.07        1,327.58     $6,221.65        $938,334.01
1-B-3         496,900      469,736.26    6.250000%       2,446.54          663.65     $3,110.19        $469,072.61
1-B-4         596,400      563,796.95    6.250000%       2,936.44          796.55     $3,732.99        $563,000.40
1-B-5         198,800      187,932.32    6.250000%         978.81          265.52     $1,244.33        $187,666.80
1-B-6         298,185      281,884.30    6.250000%       1,468.15          398.25     $1,866.40        $281,486.05
R-1                50               0    6.250000%              0               0         $0.00              $0.00
R-3                50               0    6.250000%           0.01               0         $0.01              $0.00
PO         569,087.71      345,651.12    0.000000%              0       25,808.45    $25,808.45        $319,842.67
2-A-1      21,000,000    6,235,333.14    6.125000%      31,826.18    1,004,770.48 $1,036,596.66      $5,230,562.66
2-A-2     275,493,200   91,482,102.10    6.125000%     466,939.90   12,522,390.16$12,989,330.06     $78,959,711.94
2-A-3       1,105,000    1,105,000.00    6.125000%       5,640.10               0     $5,640.10      $1,105,000.00
2-B-1       3,049,800    2,447,297.12    6.125000%      12,491.41       14,437.90    $26,929.31      $2,432,859.22
2-B-2       1,524,900    1,223,648.56    6.125000%       6,245.71        7,218.95    $13,464.66      $1,216,429.61
2-B-3         762,500      611,864.41    6.125000%       3,123.06        3,609.71     $6,732.77        $608,254.70
2-B-4         610,000      489,491.52    6.125000%       2,498.45        2,887.77     $5,386.22        $486,603.75
2-B-5         457,400      367,038.39    6.125000%       1,873.43        2,165.35     $4,038.78        $364,873.04
2-B-6         457,561      367,169.12    6.125000%       1,874.09        2,166.12     $4,040.21        $365,003.00
X                   0               0    0.473370%      13,683.86               0    $13,683.86              $0.00
R-2                 0               0    6.125000%              0               0         $0.00              $0.00

Total    $503,766,210   $173,898,819                    $915,598     $19,870,171    $20,785,769       $154,028,648

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